Exhibit 99.1 Matt Trerotola Chief Executive Officer Ben Berry Chief Financial Officer

Forward-looking Statements Non-GAAP Financial Information This presentation includes forward-looking statements, including Enovis has provided in this presentation financial information that has not been prepared in accordance with accounting forward-looking statements within the meaning of the U.S. Private principles generally accepted in the United States of America (“non-GAAP”). These non-GAAP financial measures may Securities Litigation Reform Act of 1995. Such forward-looking include one or more of the following: adjusted net income from continuing operations, adjusted net income per diluted statements include, but are not limited to, statements concerning Enovis’ share from continuing operations, adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBITDA margin and organic sales growth. Adjusted net income from continuing operations and adjusted net plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking income per diluted share from continuing operations exclude restructuring and other charges, European Union Medical statements are based on Enovis’ current expectations and involve risks Device Regulation (“MDR”) and other costs, amortization of acquired intangibles, inventory step-up costs, strategic and uncertainties that could cause actual results to differ materially from transaction costs, debt extinguishment charges, insurance settlement gain, gains and losses on the Company’s those expressed or implied in such forward-looking statements. Factors investments, stock compensation costs and other income. Adjusted net income adjusts interest expense for periods prior to 2023 to reflect pro forma interest from the Company’s term loan facility under the Company’s current capital that could cause Enovis’ results to differ materially from current expectations include, but are not limited to, risks related to the impact of structure after giving effect to the completing of the refinancing transactions in connection with the Separation, and it the COVID-19 global pandemic; the war in Ukraine and escalating includes the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments. Enovis also presents geopolitical tensions as a result of Russia’s invasion of Ukraine; adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net macroeconomic conditions, including the impact of increasing income from continuing operations. Adjusted EBITDA represents operating income from continuing operations excluding restructuring and other charges, MDR and other costs, strategic transaction costs, stock-based compensation costs, inflationary pressures; supply chain disruptions; increasing energy costs and availability concerns, particularly in the European market; the depreciation and amortization, amortization of acquired intangibles, insurance settlement gain, and inventory step up impacts of the completed spin-off of ESAB Corporation into an costs. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Organic independent publicly traded company (the “Separation”); the potential to sales growth excludes the impact of acquisitions and foreign exchange rate fluctuations. Sales per day growth includes incur significant liability if the Separation is determined to be a taxable the same adjustments as Organic sales growth and adjusts for the number of selling days in the period. These non-GAAP financial measures assist Enovis management in comparing its operating performance over time because certain items transaction; the ability to realize the anticipated benefits of the Separation, the financial and operating performance of the Company may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a following the Separation; other impacts on Enovis’ business and ability to nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally execute business continuity plans; and the other factors detailed in different from the ongoing productivity improvements of the Company. Enovis management also believes that presenting Enovis’ reports filed with the U.S. Securities and Exchange Commission these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends. Non-GAAP financial measures should not be considered in isolation (the “SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q under the caption “Risk from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to Factors,” as well as the other risks discussed in Enovis’ filings with the review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A SEC. In addition, these statements are based on assumptions that are reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables subject to change. This presentation speaks only as of the date hereof. included in this presentation. Enovis does not provide reconciliations of adjusted EBITDA or adjusted earnings per share on a forward-looking basis to the closest GAAP financial measures, as such information is not available without Enovis disclaims any duty to update the information herein. unreasonable efforts on a forward-looking basis due to uncertainties regarding, and the potential variability of, reconciling items excluded from these measures. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. © 2023 Enovis Corporation 2

Enovis: An Innovation and Growth driven MedTech company Financial Profile – 2023 Guidance Strategic Financial Goals Sales aEBITDA High Single Digit Growth $1.7B $262-270mm DD Reconstructive (Recon) + MSD Prevention & Recovery (P&R) growth Sales Mix by Geography & Segment $2B+ in Sales by 2024 ROW 5% Increasing scale through organic and inorganic sales Europe Recon 27% P&R 36% >+50 bps of annual aEBITDA 64% United States 68% improvement Clear path to >20% adjusted EBITDA margins Enovis has sustainable capabilities to outgrow its markets © 2023 Enovis Corporation 3

Addressing a Large and Attractive Market Enovis competes in half of the $53B Market Growth Trends Provide Runway Orthopedics market and “touches” nearly all Est. Market Growth Rate Our Recon served markets ~4% $48B $5B Aging but active population, Knee 9 rising obesity 3-4% Hip 8 Extremities 3 7-8% Transitioning to outpatient care Trauma 7 3-4% Sports Medicine 6 6-7% Our P&R served Spine 10 Innovation improving the 3-4% markets quality of care Biologics 5 2-3% Prevention & Surgical Implants Rehabilitation (P&R) and Instrumentation Well-positioned in the market with strong long-term growth drivers © 2023 Enovis Corporation Source: Orthoworld 2021 Orthopedic Industry Annual Report, public company filings, Wall Street research, Forbes. 4

Established Brands and Accelerating Innovation

Prevention & Recovery Segment


Footcare
Recovery Sciences
~$1.1B
TTM[1]
Bracing

#1
Globally in Bracing

#1
Globally in Rehab

#2
In Bone Stimulation



DonJoy®



Aircast®



Chattanooga®



LiteCure®

Reconstructive Segment


Foot & Ankle
Other
Shoulder
~$0.6B
TTM[1]
Hip
Knee

DD
Organic Growth

#3
In US Shoulder



AltiVate®



EMPOWR Dual Mobility™



EMPOWR® 3D



DynaNail™

Market leading position in P&R and Fast-Growing Recon products enovis. © 2023 Enovis Corporation

1: Trailing 12 months: 6/30/23 ENOV as reported YTD revenues plus 6 months ended 12/31/2022

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Uniquely Positioned Across Full Ortho Care Continuum PREVENTION REPAIR RECOVERY PERFORMANCE PREVENTION SURGICAL RECOVERY REHAB • Athletic braces• Off-loading braces• Shoulders• Post-op braces• Electrotherapy • Back braces• Walker boots • Muscle stimulation• Knees• Laser therapy • Cold therapy• Cold therapy • Hips• Heat/cold therapy • Foot/Ankle• Traction devices • Brand leverage with hospitals, surgeons, clinicians, patients STRATEGIC• Digital workflow solutions for clinics ADVANTAGES• Connected medicine solutions for patient journey • Full “episode of care” partner to ambulatory surgery centers (ASC) Broad and deep market access and technology for strategic advantage © 2023 Enovis Corporation 6

Expanding Margins with Clear Strategy & Business System aEBITDA Margin (%) Margin Drivers >50bps per year • Mix benefits generated by growth in Recon • Scale and synergy from recent acquisitions • Operating leverage from growth, productivity, and disciplined price/cost management 2022 Mix Acquisition Operating Future Scale Leverage Continuous margin improvement leveraging growth and EGX business system © 2023 Enovis Corporation 7

Robust M&A Opportunities to Accelerate Growth Expand Expand along Redefine boundaries Continuum of Care Enter Logical Clinic- Based Adjacencies Extend Build out from core Expand Geographically Add High-Growth / Apply Technology in High-Margin P&R Other Markets Build around Healthcare Provider Add Digital Solutions Fill Product Line Gaps Enter High-Growth Expand Channels Recon Sub-Segments Excel Win in the core Acquisition Criteria • Fuels growth• Accelerates strategy• Creates scale • Improves gross margin• Expands market reach © 2023 Enovis Corporation 8

Recent Recon Acquisitions Enhancing Growth Profile

Recon Globalization

MATHYS a company of enovis

	Pre-Acquisition	2023e[1] (Yr. 2)
Growth	MSD	DD
Gross Margin	~55%	~60%
aEBITDA Margin	HSD	High Teens

- Globalized surgical business in mid 2021
- AltiVate® and EMPOWR® synergy momentum building
- Scale and productivity will drive EBITDA to mid-20s+

Extremities Expansion

Foot & Ankle Platform

Established a strong portfolio across Foot & Ankle


Ankle Fracture
Total Ankle Replacement
Hindfoot Fusions
Midfoot Fusions
External Fixation
Bunion (MIS & Lapidus)
MTP Fusion
Hammertoe
Plating Solutions

- 5 acquisitions with a global run rate of~$100mm sales/yr exiting '23
- 17% organic YTD sales growth, EBITDA margins from ~0% to DD
- Great momentum for strong DD growth & margin scaling to mid-20s

Strong balance sheet, low net leverage with ~$1B in M&A capacity enovis
© 2023 Enovis Corporation

1: Excludes corporate allocation

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Full Year 2023 Outlook

	February	May	August
Organic Sales Growth	5-6% (cc)	6-7% (cc)	7-7.5% (cc)
aEBITDA	$255-$265mm	$259-$267mm	$262-$270mm
Depreciation	~$85mm	~$85mm	~$85mm
Interest Expense	~$23mm	~$23mm	~$23mm
Effective Tax Rate	~20%	~20%	~20%
aEPS	$2.15-$2.30	$2.18-$2.32	$2.22-$2.36

Comments

- **Increased full year growth and profit outlook**
- **Sales outlook including recent acquisitions:**
  - ~$1.7b total Enovis sales
  - ~1% FY growth from acquisitions (~2% in the second half)
- **Assumes latest FX rates hold**
  - ~1-2% sales benefit in the second half

Improving sales, profit and earnings guidance based on strong performance enovis.
© 2023 Enovis Corporation
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